                                                                    EXHIBIT 10.5

                             STOCK OPTION AGREEMENT

                        Made as of the day of ______,2000

                                 By and between

                         XACCT TECHNOLOGIES (1997) LTD.

                          AN ISRAELI COMPANY LOCATED AT
                              12 HACHILAZON STREET
                                    RAMAT GAN
                                     ISRAEL
                                OF THE FIRST PART

                                       AND

                               NAME ______________
                                  ID __________
                              ADDRESS _____________

                                (the "OPTIONEE")

                               OF THE SECOND PART


                                    PREAMBLE

WHEREAS On _________, 2000 the Company adopted the 2000 Section 3(i) Share Option Plan, a copy of which is attached as EXHIBIT A hereto, forming an integral part hereof (the "3(I) OPTION PLAN"); and -

WHEREAS The Company has determined that the Optionee be granted an Option under the 3(i) Option Plan to purchase the Shares of the Company, and the Optionee has agreed to such grant, all on the terms and subject to the conditions hereinafter provided.

NOW, THEREFORE, it is agreed as follows:

1.       PREAMBLE AND DEFINITIONS
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      1.1   The Preamble to this Agreement constitutes an integral part hereof.

      1.2 Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the 3(i) Option Plan.

2.    GRANT OF OPTION

      2.1 The Company hereby grants to the Optionee the number of Options set forth in Section 1 of EXHIBIT B hereto, each option exercisable for one Ordinary Share of NIS_____ nominal value in the share capital of the Company, taken from the total number of Shares reserved for purposes of the 3(i) Option Plan in the Company's authorized capital (the "SHARE"), to purchase Shares at the Purchase Price per Share set forth in Section 2 of such Exhibit B (the "PURCHASE PRICE"), on the terms and subject to the conditions hereinafter provided.

            The Option Price will be paid in NIS in accordance with the representative rate of exchange of the U.S. dollar, published by the Bank of Israel and known on the date of giving the notice of exercise (as set forth in Section 5.1 hereinafter).

      2.2 The Optionee is aware that the Company intends to issue additional shares in the future to various entities and individuals, as the Company in its sole discretion shall determine.

3.    PERIOD OF OPTION AND CONDITIONS OF EXERCISE

      3.1 The terms of this Option Agreement shall commence on the date as defined in Exhibit B (the "DATE OF GRANT") and terminate at the Expiration Date (as defined in Section 6 below), or at the time at which the Option is completely terminated pursuant to the terms of the 3(i) Option Plan or pursuant to this Agreement.

      3.2 The Options may be exercised by the Optionee in whole at any time or in part from time to time, as determined by the Board, and to the extent that the Options become vested and exercisable in accordance with section 3 of Exhibit B, prior to the Expiration Date, and provided that, subject to the provisions of Section 3.4 below, the Optionee is an employee of the Company or any of its Subsidiaries, or of a Parent or an employee of the successor company (or Subsidiary of such successor company), at all times during the period beginning with the granting of the Option and ending upon the date of exercise, issuing or assuming the Options in a Transaction described in Section 7.1 of this Agreement

      3.3 Subject to the provisions of Section 3.4 below, in the event of termination of the Optionee's employment with the Company or with any of its Subsidiaries, or a Parent or of its an employment with the successor company (or subsidiary of such successor company), issuing or assuming the Options in a transaction described in section 7.1 of the Agreement, all Options granted to him will immediately expire. A notice of

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

            termination of employment by either the Company or the Optionee shall be deemed to constitute termination of employment.

      3.4 Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Optionee's employment with the Company or any Subsidiary or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in section 7.1 hereof during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested and unexercised at the time of such termination, according to the Vesting Periods and the Expiration Date of the Options, set forth in Exhibit B hereto, and provided that either:

            3.4.1 such termination is without Cause (as defined below), in which event any Options still in force and unexpired may be exercised within a period of 90 (ninety) days from the date of such termination; or-

            3.4.2 such termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of 3 (three) months from the date of such termination; or-

            3.4.3 prior to the date of such termination, the Board Shall authorize an extension of the terms of all or part of the Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

            The term "CAUSE" shall mean (i) conviction of any felony involving moral turpitude or affecting the Company; (ii) any refusal to carry out a reasonable directive of the CEO which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company; including without limitation disclosure of confidential information of the Company; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company.

      3.5 The Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Shares would be deliverable upon exercise, such fraction shall be rounded up one-half or more, or otherwise rounded down, to the nearest whole number.

4.    VESTING

      Subject to the requirements as to the number of Shares for which an Option is exercisable as set forth in Section 2.1 above, Options shall vest (i.e., Options shall become exercisable) on the dates set forth in Section 3 of Exhibit B hereto (the "VESTING PERIODS").

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5.     METHOD OF EXERCISE

       5.1 Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company and the Trustee, if applicable (the "EXERCISE NOTICE"). The Exercise Notice shall specify the number of Shares with respect to which the Option is being exercised. The exercise of the Options shall be effective upon receipt of the Exercise Notice by the Company at its principal office and the payment of the Option Price to the Company by the Optionee who acquires the Shares issuable upon exercise of the Option.

      5.2 If the Company chooses to elect a trustee, the Options shall immediately be issued to the Trustee and be held by the Trustee in accordance with the provisions of Section 5 of the 3(i) Option Plan. The Trustee shall not transfer any Options to the Optionee prior to exercise of the Options into Shares. The Trustee will transfer the Shares to the Optionee upon demand. If any law or regulation requires the Company to take any action with respect to the Shares so demanded before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. The Optionee hereby authorizes the Trustee to sign an agreement with the Company whereby Shares will not be transferred without deduction of taxes at source. The Optionee hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and BONA FIDE executed in relation with the 3(i) Option Plan, or any Option or Share granted to the Optionee herein and/or thereunder

6.    TERMINATION OF OPTION

      6.1 Except as otherwise stated in this Agreement, the Options, to the extent not previously exercised, shall terminate forthwith upon the earlier of: (i) the date set forth in Section 4 of Exhibit B hereto; and - (ii) the expiration of any extended period in any of the events set forth in Section 3.4 above (and such earlier date shall be referred to herein as the "EXPIRATION DATE").

      6.2 Without derogating from the above, the Board, upon recommendation of the Committee may, with the prior written consent of the Optionee, from time to time cancel all or any portion of the Options then subject to exercise, and the Company's obligation in respect of such Options may be discharged by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares pertaining to such canceled Options, at the date of such cancellation, over the aggregate Purchase Price of such Shares,
            (ii) the issuance or transfer to the Optionee of shares of the Company with a fair market value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a

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            combined value equal to any such excess, all determined by the Board in its sole discretion.

7.    ADJUSTMENTS

      7.1 In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets or shares of the Company (each event a "TRANSACTION") while unexercised Options remain outstanding under the 3(i) Option Plan, each outstanding Option shall be assumed or there shall be substituted for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the successor company (or a parent or subsidiary of the successor company) which were distributed to the shareholders of the Company in respect of such shares, and appropriate adjustments shall be made in the purchase price per share to reflect such action, all as will be determined by the Board whose determination shall be final.

            However, if the successor company (or a parent or subsidiary of the successor company) does not agree to assume or substitute for the Option award as aforesaid, the Vesting Periods shall be accelerated so that any unvested Option shall be immediately vested in full as of the date ten (10) days prior to the effective date of the Transaction and the Committee shall notify the Optionee that the Option is fully exercisable for a period of ten (10) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

      7.2 In the event of any change in the capital structure of the Company, including but without limitation as a result of a recapitalization, combination, reclassification, distribution of bonus shares, distribution of dividend otherwise than in cash, shares split, reverse shares split, dividend on winding up, consolidating shares, swapping shares, changing the Company's structure or otherwise, but excluding a change of control transactions in respect of which the provisions of Section 7.1 above shall apply, appropriate proportionate adjustments will be made in (i) the aggregate number of Shares that are reserved for issuance pursuant to Section 6 of this 3(i) Option Plan, under outstanding Options or future Options granted hereunder; and/or (ii) the Purchase Price and the number of Shares that may be acquired under each outstanding Option granted hereunder; and/or (iii) other rights and matters determined on a per share basis under this 3(i) Option Plan or any Option Agreement evidencing an outstanding Option granted thereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to the 3(i) Option Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

            For avoidance of doubt all the terms and conditions contained herein in respect of the Options and/or the Shares shall apply to the options and/or shares resulting from the above adjustments.

      7.3 If the Company is liquidated or dissolved while unexercised Options remain outstanding under this 3(i) Option Plan, then all such outstanding Options may be exercised in full by the Optionees as of the effective date of any such liquidation or dissolution of the Company without regard to the installment exercise provisions hereof, by the Optionees giving notice in writing to the Company of their intention to so exercise.

      7.4 Anything herein to the contrary notwithstanding, if prior to the completion of an IPO of the Company's securities, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, each Optionee shall be obliged to sell or exchange, as the case may be, the Shares such Optionee purchased under the 3(i) Option Plan, in accordance with the instructions then issued by the Board whose determination shall be final.

8.    RIGHTS PRIOR TO EXERCISE OF OPTION; LIMITATIONS AFTER PURCHASE OF SHARES

      8.1 The Optionee shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until registration of the Optionee as holder of such Shares in the Company's register of members following exercise of any Option, but in case of Options and Shares held by the Trustee, subject always to the provisions of section 5 of the 3(i) Option Plan,

            No Option granted hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of the Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

      8.3 Until the consummation of an IPO, Shares shall be voted by an irrevocable proxy pursuant to the directions of the Board, such proxy to be provided to the person or persons designated by the Board. A copy of the proxy is attached hereto as exhibit C. Such person or persons designated by the Board shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him/her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the voting of such proxy unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the person(s) may have as a director or otherwise under the Company's Articles of Association, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

      8.4 Optionee acknowledges that once the Company's shares will be traded in any public market, the Optionee's right to sell his Shares may be subject to some limitations, as set forth by the Company or its underwriters. In such event, the Optionee will unconditionally agree to any such limitations, and shall sign or exercise any documentaions as may be deemed necessary by the Comapny to implement such limitation, immediately upon he Company's request.

      8.5 Prior to an IPO, the Optionee shall be required by the Company, at the Company's discretion, to give a representation in writing upon exercising the Option, that he or she is acquiring the Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

      8.6 The Optionee shall not dispose of any Shares in transactions that violate, in the opinion of the Company, any applicable rules and regulations.

      8.7 If any Shares shall be registered under the 1933 Act, no public offering other than on a national securities exchange, as defined in the Securities Exchange Act of 1934 (as amended), of any Shares shall be made by the Optionee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act.

      8.8 The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions, as it may deem appropriate (which do not violate the Optionee's rights according to this Agreement).

9.    SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

      9.1 Notwithstanding anything to the contrary in the Articles of Association of the Company (the "ARTICLES"), the Optionee shall not have any right of first refusal, co sale rights or pre-emptive rights in relation with any sale of shares in the Company.

      9.2 Prior to an IPO, the sale of Shares by the Optionee shall be subject to the right of first refusal and the Co Sale rights of other shareholders (save, for avoidance of

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            doubt , for other Optionees who already exercised their Options) as set forth in the Articles.

10.   GOVERNMENT REGULATIONS

      The 3(i) Option Plan, and the granting and exercise of the Option thereunder, and the Company's obligation to sell and deliver Shares or cash under the Option, are subject to all applicable laws, rules and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

11.   CONTINUANCE OF EMPLOYMENT

      Nothing in this Option Agreement shall be construed to impose any obligation on the Company or a Subsidiary thereof to continue the Optionee's employment with it, to confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary thereof, or the grant of services thereto, or to restrict the right of the Company or a Subsidiary thereof to terminate such employment at any time.

12.   GOVERNING LAW & JURISDICTION

      This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Agreement.

13.   TAX CONSEQUENCES

      Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee, if applicable, or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee (if applicable) shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee shall indemnify the Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

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      The Company and/or the Trustee shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

14.   FAILURE TO ENFORCE NOT A WAIVER

      The failure of the any party to enforce at any time any provisions of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15.   PROVISIONS OF THE 3(I) OPTION PLAN

      The Options provided for herein are granted pursuant to the 3(i) Option Plan, and said Options and this Option Agreement are in all respects governed by the 3(i) Option Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein.

      Any interpretation of this Agreement will be made in accordance with the 3(i) Option Plan but in the event there is any contradiction between the provisions of this agreement and the 3(i) Option Plan, the provisions of this Agreement will prevail.

16.   BINDING EFFECT

      This agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereof.

17.   NOTICES

      Any notice required or permitted under this Agreement shall be deemed to have been duly given if delivered, faxed or mailed, if delivered by certified or registered mail, either to the Optionee at his or her address set forth above or such other address as he or she may designate in writing to the Company, or to the Company at the address set forth above or such other address as the Company may designate in writing to the Optionee, within one week.

18.   ENTIRE AGREEMENT

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

      This Agreement exclusively concludes all the terms of the Optionee's 3(i) Option Plan, and, subject to the provisions of Section 19 of the 3(i) Option Plan, annuls and supersedes any other agreement, arrangement or understanding, whether oral or in writing, relating to the grant of options to the Optionee under any prevailing 3(i) Option Plan. Any change of any kind to this agreement will be valid only if made in writing and signed by both the Optionee and the Company's authorized member and has received the approval of the Board.

IN WITNESS WHEREOF, the Company executed this Option Agreement in duplicate on the day and year first above written.

XACCT TECHNOLOGIES (1997) LTD.

By:___________


Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts these Options subject to all of the terms and provisions thereof. Optionee has reviewed the 3(i) Option Plan and this Option Agreement in their entirety, and had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any question arising under the 3(i) Option Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated above.

____________
The Optionee


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                                                                       EXHIBIT A

                         XACCT TECHNOLOGIES (1997) LTD.

                                    THE 2000
                         SECTION 3(I) SHARE OPTION PLAN

1.    NAME

      This Plan, as amended from time to time, shall be known as the XACCT TECHNOLOGIES (1997) LTD. 2000 Section 3(i) Share Option Plan (the " 3(I) OPTION PLAN").

2.    PURPOSE OF THE 3(I) OPTION PLAN

      The 3(i) Option Plan is intended as an incentive to retain, in the employ of XACCT Technologies (1997) Ltd. (the "COMPANY") or a Subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, persons of training, experience, and ability, to attract new directors, employees, consultants and contractors whose services are considered valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by granting them options to purchase shares in the Company, each Option exercisable for one share (the "OPTIONS"), pursuant to the 3(i) Option Plan approved by the board of directors of the Company (the "BOARD").

      The term "SUBSIDIARY" shall mean for the purposes of this 3(i) Option
      Plan: any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chains.

      The term "PARENT" shall mean for the purposes of this 3(i) Option Plan: any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies (other than the Company), owns stock possessing fifty percent (50%) or more of total combined voting power of all classes of stock in one of the other companies in such chain.


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3.    ADMINISTRATION OF THE 3(I) OPTION PLAN

      The Board or a share option committee, or a compensation committee appointed and maintained by the Board for such purpose (the "COMMITTEE") shall have the power to administer the 3(i) Option Plan. Notwithstanding the above, the Board shall automatically have a residual authority if; (i) no Committee shall be constituted; or (ii) if such Committee shall cease to operate for any reason whatsoever; or (iii) if the exercise of any of the powers and authorities conferred upon or delegated to such Committee by the Board or by the provisions of this 3(i) Option Plan shall be precluded by the provisions of any applicable law.

      The Committee shall consist of such number of members (not less than two
      (2) in number) as may be determined by the Board from time to time, and subject, in any case to the provisions of the Company's Articles of Association (the "ARTICLES") and to the provisions of any applicable law.. The Committee shall select one of its members as its chairman (the "CHAIRMAN") and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      Subject to the provisions of any applicable law and unless otherwise specified herein, any member of such Committee shall be eligible to receive Options under this 3(i) Option Plan while serving on the Committee, unless otherwise specified herein.

      The Committee shall recommend the Board regarding

      3.1   The participants.

      3.2 The terms and provisions of respective Option agreements (which need not be identical) including, but not limited to, the number of shares of the Company to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture.

      3.3 Acceleration of the right of an Optionee to exercise, in whole or in part, any previously granted Option.

      3.4 The Fair Market Value (as defined below) of the Shares (as defined below).

            Subject to the provisions of the Companies Law, 5759-1999 (the "COMPANIES LAW"), the Committee shall have full power and authority to:

      3.5   Interpret the provisions and supervise the administration of the 3
            (i) Option Plan;

      3.6 Determine any other matter that is necessary or desirable for, or incidental to administration of the 3(i) Option Plan.

      Notwithstanding the above, and without derogating from the requirements of any applicable law and any provision of the Articles, the identity of each of the Optionees and the number of Shares covered by each Option and change or amendment to such number must be determined by the Board.

      The Board shall have the authority to grant, in its sole discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price provided in the Option so surrendered and canceled, and containing such other terms and conditions as the Board may prescribe in accordance with the provisions of the 3(i) Option Plan.

      Subject to the Articles and to the requirements of any applicable law, all decisions and selections made by the Board or the Committee pursuant to the provisions of this 3(i) Option Plan shall be made by a majority of its members except that no member of the Board or the Committee, as the case may be, shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by all of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

      The interpretation and construction by the Committee of any provision of the 3(i) Option Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

      Subject to the provisions of the Articles and of any applicable law and subject further to the Company decision, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the 3(i) Option Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's Articles, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

      "FAIR MARKET VALUE" shall mean in this 3(i) Option Plan, as of any date, the value of a Share determined as follows:

      (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Tel Aviv Stock Exchange, the Nasdaq National Market system, or The Nasdaq SmallCap Market of the Nasdaq Stock Market , the Fair Market value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in the WALL STREET JOURNAL, or such other source as the Committee deems reliable.

      (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, or;

      (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

4.    DESIGNATION OF PARTICIPANTS

      The persons eligible for participation in the 3(i) Option Plan as recipients of Options shall include any employees, directors, consultants and contractors of the Company or of any Subsidiary of the Company. The grant of an Option hereunder shall neither entitle the recipient thereof to participate nor disqualify him from participating in, any other grant of Options pursuant to this 3(i) Option Plan or any other option or stock plan of the Company or any of its affiliates.

      To the extent applicable and anything in the 3(i) Option Plan to the contrary notwithstanding, all grants of Options to Office Holders (as such term is defined in the Companies Law) shall be authorized and implemented only in accordance with the provisions of the Companies Law, as in effect from time to time.

5.    TRUSTEE

      In the event that the Company chooses to elect a Trustee, the Options which shall be granted to Optionees shall be issued to the Trustee nominated by the Board (the "TRUSTEE") and held for the benefit of the Optionees from the date of grant.

      Anything to the contrary notwithstanding, neither the Company nor the Trustee shall release any Options and/or any Shares issued upon exercise of Options, prior to the full payment of the Optionee's tax liabilities arising from Options which were granted to him and/or any Shares issued upon exercise of such Options.

      Optionee's signature on the Option Agreement (as such term is defined in Section 6 below) shall be construed as an undertaking of the Optionee to release the Trustee from any liability in respect of any action or decision duly taken and BONA FIDE executed in relation with the 3(i) Option Plan, or any Option or Share granted to him thereunder.

6.    SHARES RESERVED FOR THE 3(I) OPTION PLAN; RESTRICTION THEREON

      6.1 Subject to adjustments as set forth in Section 8 below, the Company has reserved 700,000 authorized but unissued Ordinary Shares nominal value NIS 0.01 per share, of the Company (the "SHARES"), for purposes of the 3(i) Option Plan. The Shares subject to the 3(i) Option Plan are hereby reserved for such purpose in the authorized share capital of the Company and may only be issued in accordance with the terms hereof. Any of such Shares which may remain unissued and which are not subject to outstanding Options at the termination of this 3(i) Option Plan shall cease to be reserved for the purpose of the 3(i) Option Plan, but until termination of the 3(i) Option Plan the Company shall at all times reserve sufficient number of Shares to meet the requirements of this 3(i) Option Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Shares therefore subject to such Option may again be subjected to an Option under this 3(i) Option Plan.

      6.2 An Optionee who purchased Shares hereunder upon exercise of Options shall have no voting rights as a shareholder (in any and all matters whatsoever) until the consummation of a public offering of the Company's shares ("IPO"). Until an IPO, all such Shares shall be voted by an irrevocable proxy pursuant to the directions of the Board, such proxy to be to the person or persons designated by the Board. A copy of the proxy is attached hereto as exhibit C. To the extent permitted by applicable law, such person or persons designated by the Board shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him/her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the voting of such proxy unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person(s) may have as a director or otherwise under the Company's Articles of Association, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

      6.3 Each Option granted pursuant to the Plan, shall be evidenced by a written agreement between the Company and the Optionee (the "OPTION AGREEMENT" or the "AGREEMENT"), in such form as the Board or the Committee shall approve from time to time . Each Option Agreement shall state a number of the Shares to which the Option relates and the terms and periods of the exercise thereof.

      6.4 All Shares issued upon exercise of the Options shall entitle the holder thereof to receive dividends and other distributions thereon

7.    PURCHASE PRICE

      7.1 The purchase price of each Share subject to a new Option to be granted or any portion thereof shall be determined by the Board (the "PURCHASE PRICE").

      7.2 The Purchase Price shall be payable upon the exercise of the Option in a form satisfactory to the Board, including without limitation, by cash or check. The Committee, subject to the approval of the Board, shall have the authority to postpone the date of payment on such terms as it may determine.

8.    ADJUSTMENTS

      8.1 In the event of a merger of the Company with or into another corporation (each event, a "TRANSACTION"), while unexercised Options remain outstanding under this 3(i) Option Plan, each outstanding Option shall be assumed or there shall be substituted for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the successor company (or a parent or subsidiary of the successor company) which were distributed to the shareholders of the Company in respect of such shares, and appropriate adjustments shall be made in the purchase price per share to reflect such action, all as will be determined by the Board whose determination shall be final.

      8.2 In the event of any change in the capital structure of the Company, including but without limitation as a result of a recapitalization, combination, reclassification, distribution of bonus shares, distribution of dividend otherwise than in cash, shares split, reverse shares split, dividend on winding up, consolidating shares, swapping shares, changing the Company's structure or otherwise, but excluding a Change of Control Transactions in respect of which the provisions of Section 8.1 above shall apply, appropriate proportionate adjustments will be made in (i) the aggregate number of Shares that are reserved for issuance pursuant to Section 6 above, under outstanding Options or future Options granted hereunder; and/or (ii) the Option price and the number of Shares that may be acquired under each outstanding Option granted hereunder; and/or (iii) other rights and matters determined on a per share basis under this 3(i) Option Plan or any Option Agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares or securities convertible into or exchangeable for Shares.

            For the removal of doubt all the terms and conditions contained herein in respect of the Options and/or the Shares shall apply to the options and/or shares resulting from the adjustments as per the above.

      8.3 If the Company is liquidated or dissolved while unexercised Options remain outstanding under this 3(i) Option Plan, then all such outstanding Options may be exercised in full by the Optionees as of the effective date of any such liquidation or dissolution of the Company without regard to the installment exercise provisions hereof, by the Optionees giving notice in writing to the Company of their intention to so exercise.

      8.4 Anything herein to the contrary notwithstanding, if prior to the completion of an IPO of the Company's securities, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, each Optionee shall be obliged to sell or exchange, as the case may be, the Shares such Optionee purchased under the 3(i) Option Plan, in accordance with the instructions then issued by the Board whose determination shall be final.

9.    PURCHASE FOR INVESTMENT

      The Company's obligation to issue Shares upon exercise of an Option granted under the Plan is expressly conditioned upon (A) the Company's completion of any registration or other qualifications of such Shares under any state and/or federal law, rulings or regulations or (B) representations and undertakings by the Participant (or his legal representative, heir or legatee, in the event of the Participant's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or his legal representative, heir, or legatee): (i) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (ii) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth
      (a) any representations and undertakings which such Participant has given to the Company or a reference thereto and (b) that, prior to effecting any sale or other disposition of any such Shares, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies.

10.   TERM AND EXERCISE OF OPTIONS

      10.1 Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company and the Trustee, which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

      10.2 Each Option granted under this 3(i) Option Plan shall be exercisable following the exercise dates and for the number of Shares as shall be provided in Exhibit B to the Option agreement. However no Option shall be exercisable after the Expiration Date, as defined for each Optionee in his Option Agreement.

      10.3 Options granted under the 3(i) Option Plan shall not be transferable by Optionees other than by will or laws of descent and distribution, and during an Optionee's lifetime shall be exercisable only by that Optionee.

      10.4 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options become vested and exercisable prior to the Expiration Date, and provided that, subject to the provisions of Section 10.6 below, the Optionee is an employee or a service provider of the Company or a Subsidiary of the Company or a Parent Company or an employee of the successor company (or a subsidiary company of such successor company), at all times during the period beginning with the granting of the Option and ending upon the date of exercise, issuing or assuming the Options in a transaction described in section 7.1 of the Agreement..

      10.5 Subject to the provisions of Section 10.6 below, in the event of termination of Optionee's employment with the Company or a Subsidiary of the Company or a Parent company or an employee of the successor company (or a subsidiary company of such successor company) , at all times during the period beginning with the granting of the Option and ending upon the date of exercise, issuing or assuming the Options in a transaction described in section 7.1 of the Agreement, all Options granted to him will immediately expire. A notice of termination of employment shall be deemed to constitute termination of employment.

      10.6 Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Optionee's employment with the Company or any Subsidiary of the Company thereof or a Parent or an employee of the successor company (or a subsidiary company of such successor company), at all times during the period beginning with the granting of the Option and ending upon the date of exercise issuing or assuming the Options in a transaction described in section 7.1 of the Agreement ,during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested and unexpired at the time of such termination according to the Vesting Periods and the Expiration Date of the Options as set forth in Exhibit B of the Optionee's Option Agreement, and only provided that either:

            10.6.1 Termination is without Cause (as defined below), in which event any Options still in force and unexpired may be exercised within a period of ninety (90) days from the date of such termination; or-

            10.6.2 Termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired exercised within a period of three (3) months from the date of termination; or-

            10.6.3 Prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

            The term "CAUSE" shall mean for the purposes of the Plan: (i) conviction of any felony involving moral turpitude or affecting the Company; (ii) any refusal to carry out a reasonable directive of the CEO which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company; including without limitation disclosure of confidential information of the Company; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board of Directors to be materially detrimental to the Company.

      10.7 To avoid doubt, and subject to the provisions of Section 11 below, the holders of Options shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for purpose of the operation of section 350 and 351 of the Companies Law or any successor to such section, until registration of the Optionee as holder of such Shares in the Company's register of members upon exercise of the Option in accordance with the provisions of this 3(i) Option Plan.

      10.8 Any form of Option Agreement authorized by the 3(i) Option Plan may contain such other provisions as the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Board may, upon recommendation of the Committee, and with the consent of the Optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate Purchase Price of such Shares, (ii) the issuance or transfer to the Optionee of shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board in its sole discretion.

11.   SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

      11.1 Notwithstanding anything to the contrary in the Articles of Association of the Company, none of the Optionees shall have a right of first refusal in relation with any sale of shares in the Company.

      11.2 Prior to an IPO, sale of Shares by the Optionees shall be subject to the right of first refusal and the Co Sale rights of other shareholders as set forth in the Articles.

12.   ASSIGNABILITY AND SALE OF OPTIONS

      No Option, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

13.   TERM OF THE 3(I) OPTION PLAN

      The 3(i) Option Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of 10 years from such day of adoption.

14.   AMENDMENTS OR TERMINATION

      The Board may, at any time and from time to time, but after consultation with the Trustee, if such Trustee has been nominated, amend, alter, suspend or terminate this 3(i) Option Plan. No amendment, alteration, suspension or termination of the Plan shall be made which would impair the rights of the holder of any Option therefore granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Board's or the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15.   GOVERNMENT REGULATIONS

      The 3(i) Option Plan, the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.   CONTINUANCE OF EMPLOYMENT

      Neither the 3(i) Option Plan nor the Option Agreement with the Optionee shall impose any obligation on the Company or a Subsidiary thereof, to continue any Optionee in its employ or the hiring by the Company of the Optionee's services, and nothing in the 3(i) Option Plan or in any Option granted pursuant thereto shall confer upon any Optionee any right to continue in the employ or service of the Company or a Subsidiary thereof or restrict the right of the Company or a Subsidiary thereof to terminate such employment or service at any time.

17.   GOVERNING LAW & JURISDICTION

      This 3(i) Option Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this 3(i) Option Plan.

18.   TAX CONSEQUENCES

      Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee if applicable or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee if applicable shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall indemnify the Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      The Committee and/or the Trustee shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

19.   NON-EXCLUSIVITY OF THE OPTION  PLAN

      The adoption of this 3(i) Option Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise then under the 3(i) Option Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to employees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Section.

20.   MULTIPLE AGREEMENTS

      The terms of each Option may differ from other Options granted under this 3(i) Option Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of this 3(i) Option Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

                                                                       EXHIBIT B

                              TERMS OF THE OPTIONS

NAME OF THE OPTIONEE:

DATE OF GRANT:                                            ____________

1.       Number of Options granted:                       ____________

2.       the Purchase Price:                              ____________

3.       the Vesting Periods :

                       % OF OPTIONS                VESTING DATE

       ----------------------------------- ----------------------------------

       ----------------------------------- ----------------------------------

       ----------------------------------- ----------------------------------

       ----------------------------------- ----------------------------------

       ----------------------------------- ----------------------------------


4.       Expiration Date:                                     ____________


            ------------                                     --------------
             SIGNATURE                                            DATE

                                                                       EXHIBIT C

                                      PROXY

Mr. _________ and Mr. _________ , or any of them, with power of substitution in each, are hereby authorized to represent the undersigned at any and all general meetings of XACCT Technologies (1997) Ltd. (the "COMPANY") and to vote thereat on any and all matters the same number of ordinary shares of the Company as the undersigned would be entitled to vote if then personally present.










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